UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2025
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 11, 2025, Open Text Corporation (the “Company”) announced that James McGourlay, formerly Executive Vice President, International Sales at OpenText, was appointed Interim Chief Executive Officer, effective immediately.

The Company also announced that the OpenText Board of Directors (the “Board”) informed Mark J. Barrenechea of this transition from his role as CEO, Chief Technology Officer, and Vice Chairman of the Board, effective immediately.

To support the executive leadership team during the transition period, the Company announced the appointment of P. Thomas Jenkins as Executive Chair and Chief Strategy Officer, and the establishment of an Executive Committee. Members of the Executive Committee include Mr. Jenkins as Chair, Mr. McGourlay, Interim CEO, Paul Duggan, President & Chief Customer Officer, Todd Cione, President, Worldwide Sales, Cosmin Balota, Interim CFO & Chief Accounting Officer, and Michael Acedo, Executive Vice President, Chief Legal Officer and Corporate Secretary.

Mr. Jenkins, currently Chair of the Board, previously served as CEO of the Company and Executive Chair. The Board also appointed Major-General (Ret.) David Fraser as the independent Lead Director of the OpenText Board.

The Board has formed a CEO Search Committee, comprising independent directors to identify the Company’s next CEO and will retain a leading executive search firm to assist with the process.

Mr. McGourlay most recently served as Executive Vice President, International Sales, at OpenText since 2021, where he led sales, pre-sales, and partner teams in OpenText’s Asia, Japan, Latin America and Advancing Market regions.

There is no arrangement or understanding between Mr. McGourlay and any other person pursuant to which he was appointed, and there are no family relationships between Mr. McGourlay and any director or executive officer of the Company or related transactions between Mr. McGourlay and the Company that are required to be reported.
Item 7.01. Regulation FD.
On August 11, 2025, the Company issued a press release relating to the matters discussed in Item 5.02 above. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.
Item  9.01. Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

August 11, 2025	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary